NET LEASE


                   STRATFORD AMERICAN CAR RENTAL SYSTEMS, INC.

                                    LANDLORD

                                       AND


                         DOLLAR RENT A CAR SYSTEMS, INC.

                                     TENANT

                             DATED: OCTOBER 1, 1998
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ARTICLE 1 SUMMARY OF BASIC TERMS............................................1
 1.1 The Premises...........................................................1
 1.2 The Building...........................................................1
 1.3 The Term...............................................................1
 1.4 Commencement Date......................................................1
 1.5 Expiration Date........................................................1
 1.6 Lease Year.............................................................1
 1.7 Base Rent..............................................................1
 1.8 Description of Tenant's Use of the Premises............................1
 1.9 Tenant's Address for Notices...........................................1
 1.10 Landlord's Notice Address.............................................1

ARTICLE 2 DELIVERY AND TERM.................................................2
 2.1 Term...................................................................2
 2.2 Condition..............................................................2

ARTICLE 3 USE OF PREMISES...................................................2
 3.1 Permitted Uses.........................................................2
 3.2 Insurance Restrictions.................................................2
 3.3 Improvements...........................................................2
 3.4 Prohibitions...........................................................2
 3.5 Compliance with Law....................................................2
 3.6 Audit..................................................................3
 3.7 Underground Tanks and/or Hazardous Substances..........................3

ARTICLE 4 RENT..............................................................4
 4.1 Base Rent..............................................................4
 4.2 Late Charges and Interest..............................................4
 4.3 Excise Taxes...........................................................4
 4.4 Obligations Are Rent...................................................4

ARTICLE 5 OPERATING COSTS...................................................5
 5.1 Operating Costs........................................................5
 5.2 Intent.................................................................5

ARTICLE 6 TAXES.............................................................5
ARTICLE 7 INSURANCE AND INDEMNITY...........................................5
 7.1 Insurance Policies.....................................................5
 7.2 Policy Requirements....................................................5
 7.3 Evidence of Coverage...................................................6
 7.4 Indemnity and Exculpation..............................................6
 7.5 Landlord's Policies....................................................6

ARTICLE 8 DAMAGE OR DESTRUCTION.............................................7

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ARTICLE 9 CONDEMNATION......................................................7
 9.1 Automatic Termination..................................................7
 9.2 Optional Termination...................................................7
 9.3 Award..................................................................8

ARTICLE 10 MAINTENANCE......................................................8

 10.1 By Tenant.............................................................8

ARTICLE 11 UTILITIES........................................................8

ARTICLE 12 LANDLORD RIGHT OF ENTRY..........................................9

ARTICLE 13 SIGNS............................................................9

ARTICLE 14 TENANT ALTERATIONS...............................................9
 14.1 Tenant Alterations....................................................9
 14.2 Tenant Installations.................................................10
 14.3 Mechanics Liens......................................................10

ARTICLE 15 ASSIGNMENT AND SUBLETTING.......................................10
 15.1 Consent Required.....................................................10
 15.2 Requests for Approval................................................10
 15.3 Continued Responsibility.............................................11
 15.4 Excess Proceeds......................................................11
 15.5 No Waiver............................................................11
 15.6 Transfer by Landlord.................................................11

ARTICLE 16  SUBORDINATION AND ATTORNMENT...................................11
 16.1 Subordination........................................................11
 16.2 Lender Protection....................................................11

ARTICLE 17 ESTOPPEL CERTIFICATES...........................................12

ARTICLE 18 QUIET ENJOYMENT.................................................12

ARTICLE 19 SURRENDER AND HOLDOVER..........................................12
 19.1 Surrender............................................................12
 19.2 Holdover.............................................................12

ARTICLE 20 BREACH, DEFAULT, AND REMEDIES...................................13
 20.1 Default..............................................................13
 20.2 Remedies.............................................................13
 20.3 Subtenancies.........................................................14

ARTICLE 21 LANDLORD LIABILITY..............................................14

ARTICLE 22 NOTICES.........................................................14

ARTICLE 23 BROKERAGE.......................................................15

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ARTICLE 24 GENERAL.........................................................15
 24.1 Severability.........................................................15
 24.2 Financial Statements.................................................15
 24.3 No Waiver............................................................15
 24.4 Effect of Payment....................................................15
 24.5 Lender Notice........................................................15
 24.6 No Offer.............................................................16
 24.7 Successors...........................................................16
 24.8 Integration..........................................................16
 24.9 Governing Law........................................................16
 24.10 Deadlines Enforceable...............................................16
 24.11 Counterparts........................................................16
 24.12 Arbitration.........................................................16

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                                    NET LEASE

STRATFORD AMERICAN CAR RENTAL SYSTEMS, INC., ("Landlord"), hereby leases the Premises described below, on the terms and conditions set forth in this Lease, to DOLLAR RENT A CAR SYSTEMS, INC., an Oklahoma corporation ("Tenant").

ARTICLE 1 SUMMARY OF BASIC TERMS

1.1 The Premises: The real property described on the attached Exhibit A, together with all the buildings and improvements now existing or hereafter located thereon, with Landlord representing that it is, as of the Commencement Date, the owner of fee title to the Premises.

1.2  The Building: The buildings located on the Premises.

1.3 The Term: Ten (10) years and nine (9) months, beginning on the Commencement Date and ending on the Expiration Date.

1.4  Commencement Date: October 1, 1998

1.5  Expiration Date: June 30, 2009.

1.6 Lease Year: Each twelve month period beginning on October 1, 1998 and ending on September 30 of each year; provided that the last Lease Year shall be for a 21 month period beginning on October 1, 2008 and concluding on the Expiration Date (June 30, 2009).

1.7 Base Rent: $125,000 for the First Lease Year payable in equal monthly installments, in advance, commencing on the Commencement Date, with the Base Rent to increase by 2.5% on the first day of each Lease Year and such increased Base Rent shall continue to be paid in such monthly installments.

1.8 Description of Tenant's Use of the Premises: Car rental office and business, automobile storage, washing and cleaning, with automobile maintenance limited to light maintenance. No automobile refueling nor storage of automobile fuels.

1.9  Tenant's Address for Notices:

     Dollar Rent A Car Systems, Inc.
     5330 E. 31st Street
     Tulsa, Oklahoma 74135
     Attention: Director of Properties & Concessions

1.10 Landlord's Notice Address:

     Stratford American Car Rental Systems
     2400 East Arizona Biltmore Circle
     Suite 1270, Bldg. 2
     Phoenix, AZ  85016
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ARTICLE 2 DELIVERY AND TERM

2.1 TERM. The Base Term of this Lease and the dates of Commencement and Expiration of the Term are set forth in Sections 1.3, 1.4 and 1.5.

2.2 CONDITION. Landlord represents and warrants to Tenant that as of the Commencement of this Lease, the Premises (including the Building) are, in all material respects, in compliance with the applicable requirements of all laws, rules and regulations, ordinances, permits, use permits, and orders, including, but not limited to, any requirements of the Americans with Disabilities Act then applicable to the Premises (including the Building). Excepting only those conditions relating to the Premises (including the Building) and existing as of the Commencement Date which are in violation of this Section 2.2 and/or Section
3.7 below (correction of which conditions shall be the responsibility of Landlord), Landlord shall have no obligation to make any improvements or alterations to the Premises (including the Building) whatsoever and Tenant accepts the Premises (including the Building) in as AS IS condition, with all faults.

ARTICLE 3 USE OF PREMISES

3.1 PERMITTED USES. Tenant shall continuously use and occupy the Premises for the purposes set forth in Section 1.8 and subject to the limitations thereof and for no other purpose whatsoever without Landlord's prior written consent.

3.2 INSURANCE RESTRICTIONS. Tenant shall not perform any act which would cause the cancellation of any insurance policies related to the Premises.

3.3 IMPROVEMENTS. If due to the nature of Tenant's use of the Premises, improvements or alterations are necessary to comply with any requirements imposed by law (excluding any non-compliance with any applicable requirements of law and governmental orders, rules, regulations and the like existing as of the Commencement Date but including any requirements of the Americans with Disabilities Act and the rules and regulations thereunder made applicable by any alterations to the Premises by Tenant), Tenant shall pay the entire cost of the improvements or alterations.

3.4 PROHIBITIONS. Tenant shall not cause or maintain any nuisance in or about the Premises and shall keep the Premises free of debris, rodents, vermin and anything of a dangerous, noxious or offensive nature or which would create a fire hazard (through undue load on electrical circuits or otherwise) or undue vibration, noise or heat. Tenant shall not cause the safe floor loading capacity to be exceeded. Tenant shall not disturb or interfere with the quiet enjoyment of neighboring properties.

3.5 COMPLIANCE WITH LAW. Except as expressly provided in Sections 2.2, 3.3 and 3.7, Tenant agrees that in the operation, use and occupancy of the Premises during the Term of this Lease and any extension or renewal thereof, Tenant will, and will cause all persons claiming by, through or under Tenant, to strictly comply with all laws, ordinances, and certificates of occupancy issued pursuant

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to any law or by any public  officer  and the  orders,  rules,  regulations  and requirements of all federal, state and municipal governments and appropriate departments, commissions, boards, and officers thereof which may be applicable to the Premises or to the use or manner of use of the Premises. Tenant shall defend, indemnify and hold Landlord harmless from all loss, damage, expense, and liability arising from any failure by Tenant to comply with the foregoing.

3.6 AUDIT. At any time and from time to time, Landlord may retain an environmental consultant or engineer to conduct an audit or environmental assessment of the Premises and Tenant's compliance with applicable laws, rules and regulations. Tenant shall extend its full cooperation with the audit or investigation. If Tenant is found not to be substantially in compliance with applicable law, all reasonable costs associated with the audit or assessment shall be paid by Tenant to Landlord upon demand; otherwise all costs shall be borne by Landlord. In addition, Tenant, at Landlord's request from time to time, shall complete such questionnaires and provide such information with respect to Tenant's activities and operations on the Premises as Landlord shall reasonably require.

3.7 UNDERGROUND TANKS AND/OR HAZARDOUS SUBSTANCES. Landlord represents and warrants to Tenant that as of the Commencement Date, and except as disclosed in the Phase I and Phase II Environmental Report, and other reports delivered to Tenant prior to the Commencement Date (i) there are no storage tanks above or below the Premises (ii) neither the Premises nor the Building forming a part thereof contain any "Hazardous Substances" (as herein defined) other than those that are reasonably necessary for use of the Premises immediately prior to the Commencement Date which use is in compliance with applicable laws, rules and regulations; and (iii) Landlord has not caused or permitted to occur, and shall not permit to exist, any condition which may cause a discharge of any Hazardous Substances at, upon or under the Premises, or any contiguous real estate in violation of any applicable law, rule or regulation. Hazardous Substances, for purposes of this Section, shall mean any asbestos, PCB transformers, leaking under ground storage tanks or any hazardous wastes or substances (all of which are hereinafter referred to as "Hazardous Substances") in violation of any applicable law, rule or resolution as those terms are used in (A) the Resources Conservation Recovery Act as amended by the Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. ss. 6901 eT Seq. (B) the Comprehensive Environmental Response, Compensation anD Liability Act as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. ss.9601 eT Seq. (C) the Clean Water Act, 33 U.S.C. ss.1251 eT Seq.; (D) the Toxic Substances and Control Act, 15 U.S.C. ss.2601 ET sEQ. (E) the Clean Air Act, 42 U.S.C. ss.7401 eT Seq.; or (F) in any other federal, state or local law governinG Hazardous Substances or any other environmental condition, as such laws may be amended form time to time. The parties further agree:

         (a) Notwithstanding anything contained in this Lease to the contrary, Tenant shall not be responsible or liable for any Hazardous Substances, pollutant, contaminant or petroleum products existing in, on or under the Premises prior to Tenant's occupancy of same, and Landlord shall indemnity, defend and save Tenant harmless from and against any and all liabilities, fines, damages, suits, penalties, judgments and environmental cleanup, removal, response, assessment, or remediation costs arising from contamination of the Premises or the release of any Hazardous Substances, pollutant, contaminant or petroleum products in, on, or under the Premises prior to Tenant's occupancy of same. Landlord shall have the burden of proof, as between Tenant and Landlord, as to whether any contamination of the Premises or any release of any Hazardous Substances, pollutant, contaminant or petroleum products in, on or under the

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
Premises arose during the Term, extension or renewal thereof and was caused by Tenant.

         (b) Tenant shall indemnify, defend and save Landlord harmless from and against any and all liabilities, fines, damages, suits, penalties, judgments, and environmental cleanup, removal, response, assessment, or remediation costs arising from Tenant's contamination of the Premises or the release of any Hazardous Substances, pollutant, contaminant or petroleum products in, on, or under the Premises caused by Tenant or its representatives, employees, agents or invitees during the Term, extension or renewal thereof and any during any continued occupancy of the Premises by Tenant after the expiration or termination of the Term.

         (c) Notwithstanding any other provision of this Lease to the contrary, it is agreed that Tenant shall not construct or use any aboveground or underground fuel storage tanks on the Premises nor engage in any refueling of automobiles on the Premises. Tenant shall not keep, store, or use with the Premises any Hazardous substances except for those types, and in quantities that are reasonably necessary for Tenant's business and customarily associated with such usage which shall be kept in compliance with all laws rules and regulations.

The  indemnifications and hold harmless provisions contained in this Subsections
3.7 (a) and (b) above shall specifically survive the termination or expiration of this Lease whether according to its terms or due to a default by the parties hereunder.

ARTICLE 4 RENT

4.1 BASE RENT. Tenant shall pay to Landlord, in advance, on the first day of each calendar month, beginning on the Commencement Date, Base Rent in the amount set forth in Section 1.7.

4.2 LATE CHARGES AND INTEREST. Tenant shall pay to Landlord a late charge equal to $100 for each day that Base Rent or any other amount payable under this Lease is due and unpaid as liquidated damages to compensate Landlord for costs and inconveniences of special handling and disruption of cash flow. The assessment or collection of a late charge shall not constitute the waiver of a default and shall not bar the exercise of other remedies for nonpayment. In addition to the late charge, all amounts not paid within ten days after the date due shall bear interest from the date due at the rate of 18% per annum.

4.3 EXCISE TAXES. Tenant shall pay to Landlord all sales, use, transaction privilege, or other excise tax levied or imposed upon, or measured by, any amount payable by Tenant under this Lease.

4.4 OBLIGATIONS ARE RENT. All amounts payable to Landlord under this Lease constitute rent and shall be payable without notice, demand, deduction or offset to such person and at such place as Landlord may from time to time designate by written notice to Tenant.

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ARTICLE 5 OPERATING COSTS

5.1 OPERATING COSTS. Tenant shall pay all operating costs with respect to the Premises.

5.2 INTENT. This Lease constitutes a "Triple Net Lease" and it is the intent of the parties that, except as expressly provided elsewhere in this Lease, Tenant pay all operating costs, taxes, insurance and the cost of all maintenance and repairs to the Premises.

ARTICLE 6 TAXES

6.1 Tenant shall pay, at least 10 days before delinquent all general and special real property taxes and assessments and all personal property assessed or levied on the Premises.

6.2 Tenant shall pay before delinquent all taxes levied or assessed upon, measured by, or arising from (a) the conduct of Tenant's business; (b) Tenant's leasehold estate; or (c) Tenant's property.

ARTICLE 7 INSURANCE AND INDEMNITY

7.1 INSURANCE POLICIES. Tenant shall, at its expense, take out and keep in full force and effect and provide Landlord with copies of the following insurance:

      (a)  All-risk  property  insurance,   in  an  amount  equal  to  the  full
replacement cost of the Premises and, all equipment, fixtures and all property owned by Tenant located on the Premises.

      (b) Plate glass insurance coverage.

      (c) Comprehensive liability insurance applying to the use and occupancy of the Premises and the business operated by Tenant, including coverage for "premises/operations", "products and completed operations", and "blanket contractual" liabilities, written on an occurrence basis with limits not less than $3,000,000 for bodily injury and property damage, naming Landlord, its agents, affiliates and contract property manager as additional insureds.

      (d) Workers' compensation insurance as required by applicable law or regulation.

      (e) 12 months rent loss insurance in favor of Landlord (which shall be obtained by Landlord with all costs with respect thereto to be paid by Tenant).

7.2 POLICY REQUIREMENTS. Tenant's insurance policies shall:

      (a) where applicable, contain the mortgagee's standard mortgage clause and, in any event, a waiver of any subrogation rights which Tenant's insurers may have against Landlord and against those for whom the Landlord is in law responsible;

      (b) be taken out with insurers licensed to do business in the State of Arizona with a rating not less than B+ in Best's Insurance Reports.

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      (c) be  non-contributing  and apply as  primary  and not as excess to, any other insurance available to the Landlord;

      (d) not be invalidated with respect to the interests of the Landlord and the holder of any encumbrance on the Premises by reason of any breach or violation by Tenant of any warranties, representations, declarations or conditions contained in the policies;

      (e) name Landlord as an additional insured; and

      (f) contain an undertaking by the insurers to notify the Landlord, and the holder of any encumbrance on the Premises designated by Landlord, in writing not less than thirty days prior to any material change, cancellation or termination.

7.3 EVIDENCE OF COVERAGE. Tenant shall deliver to Landlord certificates of insurance or, if required by Landlord, certified copies of each such insurance policy: (a) as soon as practicable after the placing of the required insurance and (b) periodically thereafter before expiration, renewal or replacement of the policies then in force. No review or approval of any such insurance certificate by Landlord shall derogate or diminish Landlord's rights or Tenant's obligations. Tenant shall not take possession of the Premises without having complied with the requirements of this Section.

7.4 INDEMNITY AND EXCULPATION. Tenant shall defend, indemnify and hold Landlord harmless, regardless of any negligence imputed to Landlord as owner of the real property involved in an injury, from and against any and all loss, claims, actions, damages, liability and expense in connection with loss of life, personal injury, damage to property or any other loss or injury whatsoever arising directly or indirectly from or out of this Lease, or any occurrence in, upon or at the Premises, or the occupancy or use by the Tenant of the Premises, or any act or omission of Tenant, its agents, servants, employees or invitees. Tenant shall not be required, however, to indemnify Landlord against a claim arising from Landlord's gross negligence or willful misconduct. Landlord shall not be liable and Tenant hereby waives all claims for any damage to any property in or about the Premises or the Premises or injury or inconvenience to Tenant's business, by or from any cause whatsoever (including without limiting the foregoing, rain or water leakage of any character from the roof, windows, walls, basement, pipes, plumbing works or appliances). Tenant acknowledges that it is protecting itself against loss by maintaining appropriate insurance coverage.

7.5 LANDLORD'S POLICIES. No insurable interest is conferred upon Tenant under any policies of insurance carried by Landlord, and Tenant shall not be entitled to share or receive proceeds of any insurance policy carried by Landlord.

ARTICLE 8 DAMAGE OR DESTRUCTION

         (a) If the Premises or any part thereof are damaged or destroyed to such an extent that the same cannot be restored within twelve (12) months using standard working measures and procedures, Tenant shall have the option to terminate this Lease upon written notice to Landlord within thirty (30) days from the date of such damage or destruction and all rental and other obligations due and owing by Tenant to Landlord hereunder shall be prorated and adjusted to

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the date of such damage or  destruction.  If Tenant does not elect to  terminate this Lease, then Tenant shall, within sixty (60) days from the date of such damage or destruction, proceed in good faith and with reasonable diligence to repair and/or rebuild any and all such improvements to substantially the same condition existing prior to such damage. During the restoration of the Premises, if Tenant is unable to reasonably conduct its business in its customary manner, then the rents provided herein shall abate and the term hereof shall be tolled during he period of such restoration.

         (b) In the event Tenant is obligated or elects to repair or restore the Premises as provided herein, all insurance proceeds from policies maintained by Tenant shall be paid to Tenant for the sole purpose and as the sole source of funds for rebuilding and repairing such Premises upon satisfaction of the terms, conditions and provisions of Article 14 below and upon such reasonable conditions as to disbursement as may be imposed by Landlord or any mortgagee. In the event Tenant elects to terminate this Lease as provided above, then, all proceeds (other than proceeds of insurance on the property of Tenant) shall be payable to Landlord.

Except as specifically provided in this Article, there shall be no reduction of rent and Landlord shall have no liability to Tenant by reason of any injury to or interference with Tenant's business or property arising from fire or other casualty, howsoever caused, or from the making of any repairs resulting therefrom in or to any portion of the Premises. Tenant waives any statutory or other rights of termination by reason of fire or other casualty, it being the intention of the parties to provide specifically and exclusively in this Article for the rights of the parties with respect to termination of this Lease as a result of a casualty.

ARTICLE 9 CONDEMNATION

9.1 AUTOMATIC TERMINATION. If during the Term all of the Premises is permanently taken for any public or quasi-public use under any statute or by right of eminent domain, or purchased under threat of such taking, this Lease shall automatically terminate on the date on which the condemning authority takes possession of the Premises.

9.2 OPTIONAL TERMINATION. If during the term any material portion of the Premises is purchased by right of eminent domain or in lieu of condemnation, and if substantial alteration or reconstruction of the Premises is reasonably required as a result thereof which could not be completed within 12 months, or if the business of Tenant could not be reasonably continued on the remaining portion of the Premises after any such restoration, then Tenant shall have the right to terminate this Lease by giving Landlord at least thirty days written notice of such termination. If the Lease is not terminated by Tenant pursuant to the foregoing, Landlord shall expend (out of the condemnation award or otherwise) such funds as are required to alter or reconstruct the Premises for Tenant's use; provided that if the amount of the condemnation award is not sufficient to do so, Landlord, at its option, may terminate the Lease.

9.3 AWARD. Landlord shall be entitled to receive and retain the entire award or consideration for the affected lands and improvements (except as provided below) and Tenant shall not have or advance any claims against Landlord for the value of its property or its leasehold estate or the unexpired term of this Lease or

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for costs of removal or relocation or business interruption expense or any other damages arising out of the taking or purchase. Nothing herein shall give Landlord any interest in or preclude Tenant from seeking and recovering on its own account from the condemning authority any award of compensation attributable to the taking or purchase of Tenant's chattels or trade fixtures or attributable to Tenant's relocation expenses. If any such award made or compensation paid to Tenant specifically includes an award or amount for Landlord, Tenant shall promptly account therefor to Landlord.

ARTICLE 10 MAINTENANCE.

10.1 BY TENANT. Except as provided to the contrary in Sections 2.2, 2.3 or 3.7 above and in the last sentence of this Section, Tenant shall, at its own cost and expense, maintain the Premises and the improvements thereon, including all doors, exterior walls, roofs, interior walls, structural and non-structural elements of exterior walls, floors and roofs, ceiling tiles, sprinkler heads and pipes, electrical wiring and fire control, lighting, and heating, air conditioning, ventilation, electrical and plumbing systems serving the Premises, in good condition and repair. Without limiting the foregoing, Tenant shall perform all cleaning and janitorial services and all window cleaning, exterior and interior painting, pest control, plate glass repair and replacement, and bulb and ballast replacement. Tenant shall repair and maintain in good condition any exterior signs of Tenant permitted by this Lease. All repairs and replacements of heating, air conditioning, ventilation and water heating equipment shall be performed by a qualified contractor approved by Landlord. If Tenant does not comply with its obligations under this Article, Landlord may, but need not, make such repairs and replacements or obtain such service contracts, and Tenant shall pay Landlord the cost thereof upon demand. Except as provided to the contrary in Section 2.2, 2.3 or 3.7 above, Tenant also shall make such repairs to the Premises as are necessary to comply with the requirements of any governmental or quasi-governmental authority having jurisdiction. As of the Commencement Date, air conditioning, heating, ventilating, plumbing and electrical equipment in the Premises shall, at Landlord's cost, be in good working condition.

ARTICLE 11 UTILITIES

Tenant shall, at its cost, provide for its refuse removal services and Tenant shall cause all refuse to be removed from the Premises and deposited into the receptacles with sufficient frequency to prevent odors or undue accumulation. All other utilities provided to the Premises shall be separately metered, shall be arranged directly by Tenant with the utility supplier, including the posting of any required deposits, and shall be paid directly to the utility supplier when due.

ARTICLE 12 LANDLORD RIGHT OF ENTRY

Upon reasonable prior written notice to Tenant, Landlord shall have access to the Premises for purposes of showing the Premises to current or prospective lenders, to prospective purchasers of the Premises, and, during the twelve-month period preceding the expiration of the Base Term, to prospective tenants. Landlord shall at all times have access to the Premises for purposes of inspection and performing Landlord's obligations and exercising its rights under this Lease.

ARTICLE 13 SIGNS

Tenant shall not place or permit to be placed any sign, picture, advertisement, notice, lettering or decoration on any part of the outside of the Premises or anywhere in the interior of the Premises which is visible from the outside of the Premises except those in compliance with all applicable laws.

ARTICLE 14 TENANT ALTERATIONS

14.1 TENANT ALTERATIONS. Tenant may from time to time at its own expense make changes, additions and improvements in the Premises, provided that any such change, addition or improvement shall:

         (a)   comply   with   the   requirements   of   any   governmental   or
quasi-governmental authority having jurisdiction (including, without limitation, the Americans with Disabilities Act);

         (b) not be commenced until Landlord has received satisfactory evidence that all required permits have been obtained;

         (c) be made only with the prior written consent of Landlord if the cost of the same exceeds $5,000, which consent shall not be unreasonably withheld;

         (d) be constructed in good workmanlike manner and conform to complete working drawings prepared by a licensed architect and submitted to and approved by Landlord, which approval shall not be unreasonably withheld;

         (e) be of a quality that equals or exceeds the then current standard for the Premises and comply with all building, fire and safety codes;

         (f) be carried out only by licensed contractors selected by Tenant and approved in writing by Landlord (which approval shall not be unreasonably withheld), who shall deliver to Landlord before commencement of the work performance and payment bonds as well as proof of workers' compensation and general liability insurance coverage, including coverage for completed operations and contractual liability, with Landlord and its agents and designees named as additional insureds, in amounts, with companies, and in form reasonably satisfactory to Landlord, which shall remain in effect during the entire period in which the work shall be carried out; and

         (g) upon completion, be shown on accurate "as built" reproducible drawings in the form of reverse sepia transparencies or mylars delivered to Landlord. Tenant also shall provide to Landlord upon completion any certificate of completion, inspection or approval required by local law.

14.2 TENANT INSTALLATIONS. Tenant may install in the Premises its usual trade fixtures and personal property in a proper manner, provided that no installation shall interfere with or damage the mechanical or electrical systems or the structure of the Building. Landlord may require that any work that may affect structural elements or mechanical, electrical, heating, air conditioning, plumbing or other systems be approved by Landlord (which approval shall not be unreasonably withheld) and Tenant shall comply with the provisions of Section 14.1.

14.3 MECHANICS LIENS. Tenant shall pay before delinquency all costs for work done or caused to be done by Tenant in the Premises which could result in any lien or encumbrance on Landlord's interest in the Premises or any part thereof, shall keep the title to the Premises and every part thereof free and clear of any lien or encumbrance in respect of such work, and shall indemnify and hold harmless Landlord and Landlord's agents and employees against any claim, loss, cost, demand or legal or other expense, whether in respect of any lien or otherwise, arising out of the supply of material, services or labor for such work. Tenant shall immediately notify Landlord of any such lien, claim of lien or other action of which it has or reasonably should have knowledge and that affects the title to the Premises or any part thereof, and shall cause the same to be removed by bonding or otherwise within five days, failing which Landlord may take such action as Landlord deems necessary to remove same and the entire cost thereof shall be immediately due and payable by Tenant to Landlord. If provided by applicable law, Tenant shall cause such postings to be made and notices given as shall prevent any mechanics' lien for work done for Tenant from attaching to the Premises.

ARTICLE 15 ASSIGNMENT AND SUBLETTING

15.1 CONSENT REQUIRED. Tenant shall not assign its interest under this Lease or sublet all or any part of the Premises without Landlord's prior written consent, which shall not be unreasonably withheld. Tenant shall not at any time pledge, hypothecate, mortgage or otherwise encumber its interest under this Lease as security for the payment of a debt or the performance of a contract. Tenant shall not permit its interest under this Lease to be transferred by operation of law. Any purported assignment or sublease made without Landlord's consent shall be void.

15.2 REQUESTS FOR APPROVAL. Landlord shall be under no obligation to decide whether consent will be given or withheld unless Tenant has first provided to
Landlord:  (a) the  name and  legal  composition  of the  proposed  assignee  or subtenant and the nature of its business; (b) the use to which the proposed assignee or subtenant intends to put the Premises; (c) the terms and conditions of the proposed assignment or sublease and of any related transaction between Tenant and the proposed assignee or subtenant; (d) information related to the experience, integrity and financial resources of the proposed assignee or
subtenant;   (e)  such  information  as  Landlord  may  reasonably   request  to
supplement, explain or provide details of the matters submitted by Tenant pursuant to subparagraphs (a) through (d); and (f) reimbursement for all reasonable costs incurred by Landlord, including attorneys' fees, in connection with evaluating the request and preparing any related documentation.

15.3 CONTINUED RESPONSIBILITY. Tenant shall remain fully liable for performance of this Lease, notwithstanding any assignment or sublease, notwithstanding Landlord's consent to any assignment or subleasing, for the entire Lease Term.

15.4 EXCESS PROCEEDS. If consent to an assignment or sublease is given, Tenant shall pay to Landlord, as additional rent, one half of all amounts received from the assignee or subtenant in excess of the amounts otherwise payable by Tenant to Landlord with respect to the space involved, measured on a per square foot basis.

15.5 NO WAIVER No consent shall constitute consent to any further assignment or subletting.

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
15.6 TRANSFER BY LANDLORD. Upon a sale or other transfer of the Premises (or a portion thereof containing the Premises) by Landlord, Landlord's interest in this Lease shall automatically be transferred to the transferee, the transferee shall automatically assume all of Landlord's obligations under this Lease accruing from and after the date of transfer, and the transferor shall be released of all obligations under this Lease arising after the transfer, other than liabilities under the indemnification and hold harmless of Landlord under
Section 3.7 (a) hereof. Tenant shall upon request attorn in writing to the transferee.

ARTICLE 16 SUBORDINATION AND ATTORNMENT

16.1 SUBORDINATION. As a condition to the effectiveness of this Lease, Landlord, Tenant and the holder of the mortgage lien on the Premises shall enter into a subordination, nondisturbance and attornment agreement in a form reasonably acceptable to such parties providing that this Lease shall be subject and subordinate to such lien and that Tenant shall attorn to the transferee in any foreclosure, sale, trustee sale or other similar proceeding provided that the lienholder shall agree to honor the terms of this Lease and the Tenant's right to possession hereunder so long as Tenant is not in default hereunder. Upon any refinancing, or other lien or encumbrance being in place on the Property, the Tenant, Landlord and the provider of such financing shall also enter into such a subordination, nondisturbance and attornment agreement.

16.2 LENDER PROTECTION. Upon a transfer in connection with foreclosure or trustee's sale proceedings or in connection with a default under an encumbrance, whether by deed to the holder of the encumbrance in lieu of foreclosure or otherwise, Tenant, if requested, shall in writing attorn to the transferee, but the transferee shall not be:

      (a) subject to any offsets or defenses which Tenant might have against Landlord; or

      (b) bound by any prepayment by Tenant of more than one month's installment of rent; or

      (c) subject to any liability or obligation of Landlord except those arising after the transfer.

ARTICLE 17 ESTOPPEL CERTIFICATES

Tenant shall at any time within ten days after written request from Landlord execute, acknowledge and deliver to Landlord a statement in writing: (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any; (b) confirming the commencement and expiration dates of the term; (c) confirming the amount of the security deposit held by Landlord; (d) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed; and (e) confirming such other matters as to which Landlord may reasonably request confirmation. Any such statement may be conclusively relied upon by a prospective purchaser or encumbrancer of the Premises.

ARTICLE 18 QUIET ENJOYMENT

If Tenant pays the rent and observes and performs the terms, covenants and conditions contained in this Lease, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term without hinderance or interruption by Landlord, or any other person lawfully claiming by, through or under Landlord unless otherwise permitted by the terms of this Lease.

ARTICLE 19 SURRENDER AND HOLDOVER

19.1 SURRENDER. Upon the expiration or termination of this Lease or of Tenant's right to possession, Tenant shall surrender the Premises in a clean undamaged condition, ordinary wear and tear (subject to Tenant's repair maintenance obligations hereunder) excepted, and Tenant shall remove all of Tenant's equipment, fixtures and property and repair all damage caused by the removal. Tenant shall not remove permanent improvements that were provided by Landlord at the commencement of this Lease and shall not remove permanent improvements later installed by Tenant unless directed to do so by Landlord.

19.2 HOLDOVER. If Tenant holds over without Landlord's consent, Tenant shall, at Landlord's election, be a tenant at will or a tenant from month-to-month. In either case rent shall be payable monthly in advance at a rate equal to twice the rate in effect immediately before the holdover began. A holdover month-to-month tenancy may be terminated by either party as of the first day of a calendar month upon at least ten days' prior notice. A holdover tenancy at will is terminable at any time by either party without notice, regardless of whether rent has been paid in advance. Upon a termination under this Section, unearned rent shall be refunded following the surrender of possession provided Tenant is not otherwise in breach of this Lease.

ARTICLE 20 BREACH, DEFAULT, AND REMEDIES

20.1 DEFAULT. The following shall constitute "Events of Default":

         (a) Tenant's failure to pay rent or any other amount due under this Lease within five days after notice of nonpayment; or

         (b) Tenant's failure to execute, acknowledge and return a subordination agreement under Article 16.1 or an estoppel certificate under Article 17 within ten days after written request; or

         (c) Tenant's failure to perform any other obligation under this Lease within thirty days after notice of nonperformance; provided, however, that if the breach is of such a nature that it cannot be cured within thirty days, no Event of Default shall be deemed to have occurred by reason of the breach if cure is commenced promptly and diligently pursued to completion within a period not longer than ninety days; and provided further, that in the event of a breach involving an imminent threat to health or safety, Landlord may in its notice of breach reduce the period for cure to such shorter period as may be reasonable under the circumstances.

20.2 REMEDIES. Upon the occurrence of an Event of Default, Landlord, at any time thereafter without further notice or demand may exercise any one or more of the following remedies concurrently or in succession:

         (a) Terminate Tenant's right to possession of the Premises by legal process or otherwise, with or without terminating this Lease, and retake exclusive possession of the Premises.

         (b) From time to time relet all or portions of the Premises, using reasonable efforts to mitigate Landlord's damages. In connection with any reletting, Landlord may relet for a period extending beyond the term of this Lease and may make alterations or improvements to the Premises without releasing Tenant of any liability. Upon a reletting of all or substantially all of the Premises, Landlord shall be entitled to recover all of its then prospective damages for the balance of the Lease Term measured by the difference between amounts payable under this Lease and the anticipated net proceeds of reletting.

         (c) From time to time recover accrued and unpaid rent and damages arising from Tenant's breach of the Lease, regardless of whether the Lease has been terminated, together with applicable late charges and interest at the rate of 18% per annum or the highest lawful rate, whichever is less.

         (d) Enforce the statutory Landlord's lien on Tenant's property.

         (e) Recover all costs, expenses and attorneys' fees incurred by Landlord in connection with enforcing this Lease, recovering possession, reletting the Premises or collecting amounts owed, including, without limitation, costs of alterations, brokerage commissions, and other costs incurred in connection with any reletting.

         (f) Perform the obligation on Tenant's behalf and recover from Tenant, upon demand, the entire amount expended by Landlord plus 20% for special handling, supervision, and overhead.

         (g) Pursue other remedies available at law or in equity.

20.3 SUBTENANCIES. Upon a termination of Tenant's right to possession, whether or not this Lease is terminated, subtenancies and other rights of persons claiming under or through Tenant shall (a) be terminated or, at Landlord's option (b) Tenant's interest in such subleases or other arrangements shall be assigned to Landlord.

ARTICLE 21 LANDLORD LIABILITY

Notwithstanding anything to the contrary in this Lease, none of Landlord's directors, officers, shareholders, employees, agents or constituent partners, (collectively, "Landlord's Affiliates") shall be personally responsible or liable for any representation, warranty, covenant, undertaking or agreement contained in the Lease, and the sole right and remedy of the Tenant or any subsequent sublessee or assignee shall be against the Landlord. Neither Tenant nor any subsequent sublessor or assignee shall seek to obtain any judgment imposing personal liability against Landlord's Affiliates.

ARTICLE 22 NOTICES

Any notice from one party to the other shall be in writing and shall be deemed duly served: (a) if mailed by registered or certified mail addressed to Tenant at the Premises and the address set forth in Section 1.9 or such other address as Tenant may designate in a written notice given pursuant to this Section (b) if mailed by registered or certified mail to Landlord at the address set forth in Section 1.10 or such other address as Landlord may designate by written notice given pursuant to this Section. Any notice to Tenant prior to Tenant's taking possession of the Premises, however, shall instead be sent to the address set forth in Section 1.9. Any notice shall be deemed to have been given when mailed, if mailed, and when delivered, if personally delivered.

ARTICLE 23 BROKERAGE

Each of Landlord and Tenant warrants and represents to the other that the warranting party has not retained a broker or other person is entitled to claim a commission, broker's fee or other compensation in connection with this Lease. Each warranting party shall defend, indemnify and hold Landlord harmless from all claims or liabilities arising from any breach of the foregoing representation and warranty.

ARTICLE 24 GENERAL

24.1 SEVERABILITY. If any term, covenant or condition of this Lease, or the application thereof, is to any extent held or rendered invalid, it shall be and is hereby deemed to be independent of the remainder of the Lease and to be severable and divisible therefrom, and its invalidity, unenforceability or illegality shall not affect, impair or invalidate the remainder of the Lease or any part thereof.

24.2 FINANCIAL STATEMENTS. Tenant hereby agrees to deliver annually to Landlord and to any lender designated by Landlord financial statements of Tenant prepared in accordance with generally accepted accounting principles, if the same are not available through filings made with the Securities Exchange Commission.

24.3 NO WAIVER. The waiver by Landlord of any breach of any term, covenant or condition contained in this Lease shall not be deemed to be a waiver of such term, covenant or condition or of any subsequent breach of the same or of any other term, covenant or condition contained in this Lease. The subsequent acceptance of rent by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of rent. No term, covenant or condition of this Lease shall be deemed to have been waived by the parties hereof unless such waiver is in writing by waiving party.

24.4 EFFECT OF PAYMENT. No payment by Tenant or receipt by the Landlord of a lesser amount than the monthly payment of rent herein stipulated is deemed to be other than on account of the earliest stipulated rent, nor is any endorsement or statement on any check or any letter accompanying any check or payment of rent deemed an acknowledgment of full payment or accord and satisfaction, and Landlord may accept and cash any check or payment without prejudice to Landlord's right to recover the balance of the rent due and pursue any other remedy provided in this Lease.

24.5 LANDLORD  DEFAULT,  LENDER  NOTICE.  In the event of a default by Landlord,
Tenant shall give written notice of the default to Landlord and shall simultaneously send a copy of the notice to the holder of any encumbrance, the name and address of whom has previously been furnished in writing to Tenant. If Landlord fails to cure the default within a reasonable time, Tenant may pursue its remedies against Landlord, but Tenant may not exercise the remedy of a termination of this Lease until Tenant shall have sent a second notice to that effect to the holder of the encumbrance, with a copy to Landlord, and the holder of the encumbrance then shall have not less than sixty additional days, to cause the default to be remedied.

24.6 NO OFFER. The submission of this Lease for examination does not constitute a reservation of an option to lease the Premises, and this Lease becomes effective as a lease only upon its execution and delivery by Landlord and Tenant.

24.7 SUCCESSORS. All rights and liabilities under this Lease extend to and bind the successors and assigns of Landlord and permitted successors and assigns of Tenant. No rights, however, shall inure to the benefit of any transferee of the Tenant unless the transfer has been consented to by the Landlord in writing as provided in Section 15.1. If there is more than one Tenant, they are all bound jointly and severally by the terms, covenants and conditions of this Lease.

24.8 INTEGRATION. This Lease and the Exhibits hereto attached, set forth all the covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the Premises and there are no other covenants, promises, agreements, conditions or understandings, either oral or written, between them. No alteration, amendment or addition to this Lease shall be binding upon Landlord or Tenant unless in writing and signed by Tenant and Landlord.

24.9 GOVERNING LAW. This Lease will be construed in accordance with and governed by the laws of Arizona.

24.10 DEADLINES ENFORCEABLE. Time is of the essence of this Lease and of every part hereof.

24.11 COUNTERPARTS. This Lease may be executed in counterparts, which together shall constitute a single instrument.

24.12 ARBITRATION. The parties agree that all claims, disputes and disagreements arising under this Lease shall be resolved by the arbitration procedures set forth in this Section except that claims relating to Landlords' exercise of any unlawful detainer rights pursuant to Arizona law or rights or remedies used by Landlord to gain possession of the Premises or terminate Tenant's right of possession to the Premises shall be resolved by suit filed in the Superior Court of Maricopa County, Arizona. Disputes subject to Arbitration shall be determined by binding commercial arbitration before an Arbitrator under the rules of the American Arbitration Association. Such arbitration shall be initiated by the parties, or either of them, within ten (10) days after either party send a written notice (the "Arbitration Notice") of the demand to arbitrate to the other party. The parties may agree on an arbitrator. If they are unable to agree within twenty (20) days of the arbitration notice the American Arbitration Association shall provide a list of three available judges and each party may strike one. The remaining judge (or if there are two, the one selected by the American Arbitration Association) shall serve as the arbitrator. The arbitration hearing shall be set within sixty (60) days of the arbitration notice and the arbitrator shall have a discretion to order pre-hearing exchange of information by the parties.

TENANT:                                     LANDLORD:

DOLLAR RENT A CAR SYSTEMS, INC.             STRATFORD AMERICAN CAR RENTAL
                                            SYSTEMS, INC.


By                                          By
  -----------------------------               ---------------------------------
Its                                         Its
   ---------------------------                 --------------------------------
   Dean W. Strickland, Vice President of
   Properties and Concessions

                                    EXHIBIT A

                                  THE PREMISES




                                       17